SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d)

OF THE

SECURITIES EXCHANGE ACT OF 1934

May 21, 2008

Date of report (Date of earliest event reported)

BINGO.COM, LTD.

(Exact Name of Registrant as Specified in Its Charter)

ANGUILLA, BRITISH WEST INDIES

(State or Other Jurisdiction of Incorporation)

 333-120120-01                                 98-0206369

         (Commission File Number)              (IRS Employer Identification No.)

     NATIONAL BANK OF ANGUILLA, 1ST FLOOR, ST MARY'S ROAD

   TV1 02P, THE VALLEY, ANGUILLA, BRITISH WEST INDIES

(Address of Principal Executive Offices)

   (264) 461-2646

              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BINGO.COM, LTD.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

Bingo.com, Ltd. (the "Registrant") announces that it has closed a private placement of 2 million shares at $0.30 per share to raise net proceeds of $600,000.  These shares were placed with non U.S. residents under Regulation S exemptions.  Proceeds of the private placement will be used for general working capital purposes.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)        Financial Statements of Business(es) Acquired

            Not Applicable

(b)        Pro forma Financial Information

            Not Applicable

(c)        Exhibits

            None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 21, 2008

                                                            BINGO.COM, LTD.

                                                            Per:       /s/ T. M. Williams

                                                                        T.M. Williams,

                                                                        President and Director